UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2026

DSG GLOBAL, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-13223	23-1134956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

387 N. Corona St., Ste 555

Denver, CO 80218

(Address of principal executive offices)

(720) 442-7000

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In Case Number 25 OC 00061 1B, Nevada’s 1st Judicial District, The Receiver filed a plan of reorganization as authorized by the court on April 20, 2026. Objections must be filed by October 10, 2026.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Plan of Reorganization
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

DGS Global, Inc.
(Registrant)

Dated: May 6, 2026	By:	/s/ Robert Stevens
Robert Stevens, Receiver